                                                                    EXHIBIT 99.1


                                 [ORIGEN LOGO]


                                  $169,000,000
                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2004-B
                                     ISSUER
                       ORIGEN RESIDENTIAL SECURITIES, INC.
                                    DEPOSITOR
                             ORIGEN FINANCIAL L.L.C.
                             ORIGINATOR AND SERVICER
                             ORIGEN SERVICING, INC.
                                   SUBSERVICER
                       ORIGEN SECURITIZATION COMPANY, LLC
                                     SELLER
 ORIGEN MANUFACTURED HOUSING CONTRACT TRUST COLLATERALIZED NOTES, SERIES 2004-B

                               SUBJECT TO REVISION
                       TERM SHEET DATED SEPTEMBER 20, 2004

The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the manufactured housing contracts provided by Origen Financial, L.L.C. ("Origen") and its affiliates. Neither Origen nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement for this transaction and by any other information subsequently filed with the Securities and Exchange Commission
(SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup's Mortgage Desk at (212) 723-6217.

Citigroup is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of a possible transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

                             SUMMARY OF SERIES TERMS


PARTIES


                PARTY                                      DESCRIPTION
-----------------------------------------------------------------------------------------------
  Issuer                              o  Origen Manufactured Housing Contract Trust
                                         2004-B.
----------------------------------------------------------------------------------------------

  Depositor                           o  Origen Residential Securities, Inc. will sell the
                                         manufactured housing installment sale contracts
                                         and installment loan agreements, or contracts, to
                                         the issuer.
-----------------------------------------------------------------------------------------------

  Originator                          o  Origen Financial L.L.C., a Delaware limited
                                         liability company.
-----------------------------------------------------------------------------------------------

  Seller                              o  Origen Securitization Company, LLC, a Delaware
                                         limited liability company and a wholly-owned
                                         subsidiary of Origen Financial L.L.C., will sell
                                         the manufactured housing installment sale
                                         contracts and installment loan agreements, or
                                         contracts, to the depositor.
-----------------------------------------------------------------------------------------------

  Servicer and Subservicer            o  Origen Financial L.L.C. will be responsible for
                                         the servicing of the contracts under the
                                         servicing agreement.  Pursuant to the servicing
                                         agreement, Origen Financial L.L.C. will engage
                                         Origen Servicing, Inc. as subservicer (the
                                         "subservicer") to perform the primary servicing
                                         of the contracts.  See "The Seller, the
                                         Originator, the Servicer and the Subservicer" and
                                         "The Subservicer" herein.
-----------------------------------------------------------------------------------------------

  Backup Servicer                     o  Vanderbilt Mortgage and Finance, Inc. See "The
                                         Servicing Agreement - The Backup Servicer" herein
-----------------------------------------------------------------------------------------------

  Indenture Trustee                   o  JPMorgan Chase Bank, a New York banking corporation,
                                         as indenture trustee under the Indenture.
-----------------------------------------------------------------------------------------------

  Owner Trustee                       o  Wilmington Trust Company, a Delaware banking
                                         corporation, not in its individual capacity but
                                         solely as owner trustee under the trust agreement.
-----------------------------------------------------------------------------------------------

TITLE OF SERIES

         Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B

THE TRUST ESTATE

         The trust estate will consist primarily of manufactured housing installment sale contracts and installment loan agreements, or contracts, which will be acquired by the issuer on the closing date and held by the indenture trustee for the benefit of the noteholders. The aggregate principal amount of the contracts actually delivered to the trust on the closing date may vary by up to plus or minus 10%. It is possible that contracts will be added to, and certain contracts may be removed from, the pool of contracts between the date of this prospectus supplement and the closing date. Notwithstanding any such additions or removals, the characteristics of the contracts actually included in the trust on the closing date are not expected to differ materially from the characteristics described in this term sheet.

OFFERED NOTES (1), (2),

                                                        PRINCIPAL
                                            AVERAGE      PAYMENT               INTEREST                                  FINAL
  CLASS     INITIAL NOTE       RATING         LIFE       WINDOWS      BOND     ACCRUAL     EXPECTED FINAL MATURITY      STATED
              BALANCE       (MDY'S/ S&P)    (YEARS)     (MONTHS)      TYPE      BASIS      (TO CALL/TO MATURITY)     MATURITY DATE
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------
   A-1      $49,000,000       Aaa/AAA         1.00        1-25       Fixed      30/360      Oct. 2006 / Oct. 2006     Jun. 2013
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------
   A-2       42,300,000       Aaa/AAA         3.00        25-55      Fixed      30/360      Apr. 2009 / Apr. 2009     Dec. 2017
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------
   A-3       16,100,000       Aaa/AAA         6.00        55-93      Fixed      30/360      Jun. 2012 / Jun. 2012     Aug. 2021
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------
   A-4       21,600,000       Aaa/AAA         9.31       93-116      Fixed      30/360      May 2014 / Jan 2016       Nov. 2035
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------
   M-1       19,000,000        Aa2/AA         7.51       51-116      Fixed      30/360      May 2014 / Dec. 2016      Nov. 2035
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------
   M-2       11,000,000         A2/A          7.50       50-116      Fixed      30/360      May 2014 / Jun. 2017      Nov. 2035
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------
   B-1       10,000,000      Baa2/BBB+        7.50       49-116      Fixed      30/360      May 2014 / Jan. 2018      Nov. 2035
---------- --------------- --------------- ----------- ------------ --------- ----------- ------------------------- --------------

(1) Each note is priced to a 20% call
(2) Pricing prepayment assumption: 200% MHP

NON-OFFERED NOTES

         The Issuer will also issue $4,000,000 of Class B-2 Notes that will not be publicly offered.

SERIES ISSUANCE DATE

         On or about September 29, 2004.

SERIES CUT-OFF DATE

         The opening of business on September 1, 2004.

OWNER TRUST CERTIFICATE

         In addition to the notes, the Issuer will issue ownership certificates, designated as the Origen Manufactured Housing Contract Trust 2004-B Owner Trust Certificates, to the depositor. The owner trust certificates are not being offered hereby and will be delivered to the seller or its designee as partial consideration of the contracts.


                        TERMS OF THE SERIES 2004-B NOTES


PAYMENTS ON CONTRACTS; AMOUNT AVAILABLE

         The servicer, on behalf of the trust, will establish and maintain, in the name of the trust, for the benefit of the noteholders, a collection account. All payments from obligors on the contracts which the servicer receives, including principal prepayments and advance payments by obligors not constituting principal prepayments, must be paid into the collection account no later than two business days after receipt of the payment, except amounts received as payments of taxes or insurance or as late payment fees, extension fees, assumption fees or similar fees. These fees are included as part of the servicer's servicing fees. In addition, amounts paid by the originator for contracts repurchased as a result of breach of warranties under the contract purchase agreement, and amounts required to be deposited upon substitution of a contract because of breach of warranties, must be paid into the collection account.

         On the fourth business day before each payment date, referred to herein as the determination date, the servicer will determine the amount available to be remitted to the note payment account for payment to the notes for that payment date (without regard to any increase in the amount available from collections received during the current due period to remedy any deficiency in the Interest Payment Amount) and shall report electronically such amount and any other information as described in the servicing agreement to the indenture trustee.

         The amount available on each payment date will generally include:

              (i) all payments of interest and principal, including all partial principal prepayments applied and all principal prepayments in full and interest thereon, collected by the servicer with respect to the contracts during the related due period,

              (ii) the repurchase price of each contract which, during the month preceding the related due period, the originator purchased under the asset purchase agreement on account of breaches of the originator's representations and warranties, plus

              (iii) all liquidation proceeds with respect to each contract that became a liquidated contract during the related due period;

Reduced by the sum of the following amounts:

              (i) amounts payable to the indenture trustee to reimburse it for any tax imposed on the trust and paid by the indenture trustee;

              (ii)     the monthly servicing fee for that payment date;

              (iii) liquidation expenses incurred and taxes and insurance on repossessed manufactured homes, advanced by the servicer for manufactured homes that are reimbursable to the servicer under the servicing agreement;

              (iv) reimbursements to the servicer in respect of nonrecoverable advances to the extent permitted under the servicing agreement;

              (v) that amount of collections received during the related due period and applied to remedy any deficiency in the interest payment amount due on any class of notes on the prior payment date; and

              (vi) any amounts incorrectly deposited in the collection account.

         Collections received after the end of the related due period and prior to the determination date, up to a limited amount, if any (the dollar amount of which will be specified in the indenture), will be available to the extent necessary to pay in full the interest payment amount and liquidation loss interest amounts due on such payment date to each class of notes.


         Liquidation expenses are out-of-pocket expenses incurred by the servicer in connection with the liquidation of a defaulted contract, including, without limitation, legal fees and disbursements.

         The due period for all payment dates will be the calendar month preceding the month in which such payment date occurs.

         One business day before each payment date, no later than 1:00 p.m. New York time, the servicer will remit the amount available to the note payment account. The indenture trustee will withdraw funds from the note payment account to make payments to noteholders.

From time to time, as provided in the servicing agreement, the servicer will withdraw funds from the collection account for the purposes set forth in the servicing agreement.

PRIORITY OF PAYMENTS

         On each payment date, the indenture trustee will apply the amount available to make payments in the following order of priority:

              (1) the trustee fee and any indemnities and reimbursements (such indemnities and reimbursements subject to a cap of $100,000 per annum) due to the indenture trustee;

              (2)   the monthly backup servicing fee to the backup servicer;

              (3) concurrently, to each Class of Class A notes, the related interest payment amount for that payment date, pro rata based on the interest payment amount each class is entitled to receive, with any shortfall in the amount available being allocated pro rata on that basis;

              (4) to the Class M-1 notes, the interest payment amount for the Class M-1 notes for that payment date;

              (5) to the Class M-2 notes, the interest payment amount for the Class M-2 notes for that payment date;

              (6) to the Class B-1 notes, the interest payment amount for the Class B-1 notes for that payment date;

              (7) to the Class B-2 notes, the interest payment amount for the Class B-2 notes for that payment date;

              (8) to the Class A notes, the Class A principal payment amount for that payment date sequentially in the following order of priority:

                        (i) to the Class A-1 notes, until the principal balance of the Class A-1 notes has been reduced to zero;

                        (ii) to the Class A-2 notes, until the principal balance of the Class A-2 notes has been reduced to zero;

                        (iii) to the Class A-3 notes, until the principal balance of the Class A-3 notes has been reduced to zero; and

                        (iv) to the Class A-4 notes, until the principal balance of the Class A-4 notes has been reduced to zero;

              (9)   to the Class M-1 notes as follows:

                        (i) the Class M-1 liquidation loss interest amount for such payment date;

                        (ii) the Class M-1 principal payment amount for such payment date;

              (10)  to the Class M-2 notes as follows:

                        (i) the Class M-2 liquidation loss interest amount for such payment date;

                        (ii) the Class M-2 principal payment amount for such payment date;

              (11)  to the Class B-1 notes as follows:

                        (i) the Class B-1 liquidation loss interest amount for such payment date;

                        (ii) the Class B-1 principal payment amount for such payment date;

              (12)  to the Class B-2 notes as follows:

                        (i) the Class B-2 liquidation loss interest amount for such payment date;

                        (ii) the Class B-2 principal payment amount for such payment date;

              (13) to the Class A-4 notes, the Class M-1 notes, the Class M-2 notes, the Class B-1 notes and the Class B-2 notes, in that order, the related available funds cap carry-forward amount for that payment date;

              (14) to the indenture trustee any indemnities and reimbursement for expenses incurred in excess of the amount set forth in
                    (1) above, without regard to the annual cap on such amounts;

              (15) to the owner trustee any reimbursement for expenses incurred; and

              (16) remaining amounts to the holders of the owner trust certificates.

         Notwithstanding the prioritization of the payment of the Class A principal payment amount pursuant to clause (8) above, if the aggregate principal balance of the Class A notes exceeds the pool principal balance for that payment date, the payment pursuant to clause (8) above will be made pro rata based on the principal balances of the Class A notes.

         To the extent that available funds are paid, noteholders have no recourse for the issuer's failure to make payments due on the notes unless (i) the issuer fails to pay the interest payment amount due on any class and, if the Class A notes are no longer outstanding, the related liquidation loss interest amount due to the most senior class of notes outstanding, for a period of 30 days or (ii) the issuer fails to pay the principal balance of any class on the related final stated maturity date.

INTEREST PAYMENT DATES

         Interest will be payable on the 15th of each month, unless the 15th is not a business day, in which case the payment will be made on the following business day. The first payment will be on October 15, 2004.

INTEREST PAYMENTS

         With respect to any payment date, each class of offered notes and the Class B-2 notes will be entitled to receive, in the order set forth above and subject to the availability of the amount available after prior payments, the related interest payment amount for that class accrued during the related interest period.

Glossary of Terms--Interest Payments

         With respect to each class of notes, the interest payment amount will be equal to the sum of

              (1) interest at the related note rate that accrued during the related interest accrual period on, in the case of the Class A notes, the related note balance and, in the case of the Class M-1 notes, the Class M-2 notes, the Class B-1 notes and Class B-2 notes, the related adjusted note balance,

              (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

              (3) interest on the amount in clause (2) at the related note rate.

         With respect to each interest period, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The adjusted note balance of any of the Class M-1, Class M-2, Class B-1 or Class B-2 notes as of any payment date will be the Class M-1 adjusted note balance, the Class M-2 adjusted note balance, the Class B-1 adjusted note balance and the Class B-2 adjusted note balance for that payment date, respectively. The adjusted note balance of any of the Class A notes as of any payment date will be the outstanding note balance of that class of notes.

         The Class B-1 adjusted note balance for any payment date will be the lesser of (i) the Class B-1 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the sum of the Class A note balance, the Class M-1 note balance and the Class M-2 note balance, in each case as of the day immediately preceding that payment date.

         The Class B-2 adjusted note balance for any payment date will be the lesser of (i) the Class B-2 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the sum of the Class A note balance, the Class M-1 note balance, the Class M-2 note balance and the Class B-1 note balance, in each case as of the day immediately preceding that payment date.

         The Class M-1 adjusted note balance for any payment date will be the lesser of (i) the Class M-1 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the Class A note balance as of the day immediately preceding that payment date.

         The Class M-2 adjusted note balance for any payment date will be the lesser of (i) the Class M-2 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the sum of the Class A note balance and the Class M-1 note balance, in each case as of the day immediately preceding that payment date.


         The Class A note balance as of any payment date will be the sum of the Class A-1 note balance, the Class A-2 note balance, the Class A-3 note balance and the Class A-4 note balance.

         The Class B-1 liquidation loss interest amount for any payment date will be equal to the sum of

              (1) interest at the related note rate that accrued during the related interest period on the Class B-1 Loss Balance,

              (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

              (3) interest on the amount in clause (2) at the related note rate.

         The Class B-2 liquidation loss interest amount for any payment date will be equal to the sum of

              (1) interest at the related note rate that accrued during the related interest period on the Class B-2 Loss Balance,

              (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

              (3) interest on the amount in clause (2) at the related note rate.

         The Class M-1 liquidation loss interest amount for any payment date will be equal to the sum of

              (1) interest at the related note rate that accrued during the related interest period on the Class M-1 Loss Balance,

              (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

              (3) interest on the amount in clause (2) at the related note rate.

         The Class M-2 liquidation loss interest amount for any payment date will be equal to the sum of

              (1) interest at the related note rate that accrued during the related interest period on the Class M-2 Loss Balance,

              (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

              (3) interest on the amount in clause (2) at the related note rate.

         The Class B-1 loss balance on any payment date will be the outstanding note balance of the Class B-1 notes immediately preceding that payment date less the Class B-1 Adjusted Note Balance for that payment date.

         The Class B-2 loss balance on any payment date will be the outstanding note balance of the Class B-2 notes immediately preceding that payment date less the Class B-2 adjusted note balance for that payment date.

         The Class M-1 loss balance on any payment date will be the outstanding note balance of the Class M-1 notes immediately preceding that payment date less the Class M-1 Adjusted Note Balance for that payment date.

         The Class M-2 loss balance on any payment date will be the outstanding note balance of the Class M-2 notes immediately preceding that payment date less the Class M-2 Adjusted Note Balance for that payment date.

         The interest accrual period for any payment date with respect to each class of notes, will be the calendar month preceding the month in which the payment date occurs.

         The note balance of any class of notes as of any payment date will be the original principal balance of that class less all amounts previously paid to holders of that class on account of principal.

         The note rate for (i) each class of Class A notes, other than the Class A-4 notes, will be the fixed rate listed on the cover of this prospectus supplement for the class of notes and (ii) the Class A-4 notes, each class of Class M notes, the Class B-1 notes and the Class B-2 notes will be the lesser of
(x) the fixed rate listed on the cover of this prospectus supplement for that class of notes (or _____% per annum, in the case of the Class B-2 notes) and (y) the available funds rate for that payment date.

         The available funds rate for any payment date will be the rate per annum equal to the weighted average of the contract rates (weighted on the basis of the principal balance of the contracts as of the first day of the related due period), net of the rate at which the trustee fee, the servicing fee and the backup servicing are calculated, multiplied by a fraction the numerator of which is the pool principal balance for the immediately preceding payment date and the denominator of which is the sum of aggregate note balance of the Class A notes as of the day immediately prior to that payment date, the Class M-1 adjusted note balance for that payment date, the Class M-2 adjusted note balance for that payment date, the Class B-1 adjusted note balance for that payment date and the Class B-2 adjusted note balance for that payment date.

         The available funds cap carry-forward amount for the Class A-4 notes or a class of Class M notes, the Class B-1 notes or the Class B-2 notes and any payment date on which the note rate therefore is the available funds rate, will be the sum of

              (1) the excess, if any, of (a) the amount of interest accrued thereon for such payment date calculated pursuant to clause
                    (ii)(x) of the definition of note rate over (b) the amount of interest accrued thereon at the available funds rate for that payment date;

              (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates; and

              (3) interest on the amount in clause (2) at the related note rate.

PRINCIPAL PAYMENTS

         Holders of each class of notes will be entitled to receive a payment of principal on each payment date, to the extent of the amount available in the note payment account on that date available for payment in the order described above under "--Priority of Payments."

         Glossary of Terms--Principal Payments

         The Class A principal payment amount for any payment date other than the final stated maturity date for the Class A-4 notes, will equal the lesser of
(i) the required principal payment amount for that payment date and (ii) the Class A note balance as of the day immediately preceding that payment date less the Class A target balance for that payment date; and for the payment date that is the final stated maturity date for the Class A-4 notes, the remaining Class A note balance on such date.

         The Class B-1 principal payment amount for any payment date other than the related final stated maturity date will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount, the Class M-1 principal payment amount and the Class M-2 principal payment amount for that payment date and (ii) the Class B-1 note balance as of the day immediately preceding that payment date less the Class B-1 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class B-1 note balance on such date

         The Class B-2 principal payment amount for any payment date other than the related final stated maturity date will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount, the Class M-1 principal payment amount, the Class M-2 principal payment amount and the Class B-1 principal payment amount for that payment date and (ii) the Class B-2 note balance as of the day immediately preceding that payment date less the Class B-2 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class B-2 note balance on such date.

         The Class M-1 principal payment amount for any payment date other than the final stated maturity date, will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount for that payment date and (ii) the Class M-1 note balance as of the day immediately preceding that payment date less the Class M-1 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class M-1 note balance on such date.

         The Class M-2 principal payment amount for any payment date, other than the final stated maturity date, will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount and the Class M-1 principal payment amount for that payment date and (ii) the Class M-2 note balance as of the day immediately preceding that payment date less the Class M-2 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class M-2 note balance on such date.

         The Class A target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the cut-off date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the cut-off date, the pool principal balance minus the greater of (x) 63.000% of the pool principal balance and (y) the overcollateralization target amount for that payment date; provided, however, that, in no event will the Class A target balance for any payment date be greater than the Class A note balance as of the day immediately preceding that payment date.

         The Class B-1 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the cut-off date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the cut-off date, (1) the pool principal balance minus the greater of (x) 28.000% of the pool principal balance and (y) the overcollateralization target amount for that payment date minus (2) the sum of the Class A target balance, the Class M-1 target balance and the Class M-2 target balance for that payment date; provided, however, that, in no event will the Class B-1 target balance for any payment date be greater than the Class B-1 note balance as of the day immediately preceding that payment date.

         The Class B-2 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the cut-off date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the cut-off date, (1) the pool principal balance minus the greater of (x) 24.500% of the pool principal balance and (y) the overcollateralization target amount for that payment date minus (2) the sum of the Class A target balance, the Class M-1 target balance, the Class M-2 target balance and the Class B-1 target balance for that payment date; provided, however, that, in no event will the Class B-2 target balance for any payment date be greater than the Class B-2 note balance as of the day immediately preceding that payment date.

          The Class M-1 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the cut-off date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the cut-off date, (1) the pool principal balance minus the greater of (x) 46.375% of the pool principal balance and (y) the overcollateralization target amount for that payment date minus (2) the Class A target balance for that payment date; provided, however, that, in no event will the Class M-1 target balance for any payment date be greater that the Class M-1 note balance as of the day immediately preceding that payment date.

         The Class M-2 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the cut-off date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the cut-off date, (1) the pool principal balance minus the greater of (x) 36.750% of the pool principal balance and (y) the overcollateralization target amount for that payment date minus (2) the sum of the Class A target balance and the Class M-1 target balance for that payment date; provided, however, that, in no event will the Class M-2 target balance for any payment date be greater that the Class M-2 note balance as of the day immediately preceding that payment date.

A liquidated contract is a defaulted contract as to which all amounts that the servicer expects to recover through the date of disposition of the manufactured home have been received.

The pool principal balance as of any payment date will be the aggregate of the principal balances of contracts outstanding at the end of the related due period.

The principal balance of a contract as of any payment date is the unpaid principal balance of the contract on the cut-off date less any principal collected with respect to that contract prior to the last day of the related due period.

The required principal payment amount for any payment date will be the amount by which (i) the sum of the note balances of the Class A, Class M-1, Class M-2, Class B-1 and the Class B-2 notes, as of the day immediately preceding that payment date, exceeds (ii) the pool principal balance as of that payment date minus the overcollateralization target amount for that payment date.

A trigger event will be in effect with respect to any payment date if:

              (i) the average sixty day delinquency ratio test, as defined in the servicing agreement, as of the payment date exceeds 7.50%;

              (ii) the aggregate of realized losses incurred since the cut-off date and as of the payment date exceed the following percentages of the aggregate principal balance of the contracts as of the cut-off date: payment dates commencing October 2008 to and including April 2010, 7.75%, payment dates commencing May 2010 to and including April 2011, 9.75%, payment dates commencing May 2011 to and including April 2012, 12.50% and each payment date thereafter, 14.75%;

              (iii) the current realized loss ratio, as defined in the servicing agreement, as of the payment date exceeds 4.00%.

CREDIT ENHANCEMENT - EXCESS INTEREST

         The interest accrued each month on the contracts, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the offered notes and the Class B-2 notes and to pay certain fees and expenses of the trust. The excess interest from the contracts each month will be available to absorb realized losses on the contracts and to make payments of principal on the notes in order to maintain or restore overcollateralization at the required level.

CREDIT ENHANCEMENT - SUBORDINATION

         The rights of the holders of the Class M-1 notes, the Class M-2 notes and the Class B-1 notes to receive payments on the contracts in the trust will be subordinated, to the extent described in "Priority of Payments" above, to the rights of the holders of the Class A notes. In addition, the rights of the holders of the Class B-1 notes to receive payments will be subordinated to the rights of the holders of the Class M-1 notes and the Class M-2 notes. The rights of the holders of the Class M-2 notes to receive payments will be subordinated to the rights of the holders of the Class M-1 notes. Subordination is intended to enhance the likelihood of regular payments on the more senior notes in respect of interest and principal and to afford the more senior notes protection against realized losses on the contracts.

CREDIT ENHANCEMENT - OVERCOLLATERALIZATION

         On the closing date, the aggregate principal balance of the contracts as of the cut-off date will exceed the aggregate original principal balances of the notes by approximately $27,000,000, or approximately 13.50% of the aggregate cut-off date principal balance of the contracts included in the trust as of the closing date. On any payment date prior to the stepdown date or on which a trigger event is in effect, the Class A noteholders will receive 100% of the principal collections and excess interest on the contracts. This will have the effect of accelerating the amortization of the notes relative to the amortization of the contracts and thereby increasing the Overcollateralization Amount. Once the Overcollateralization Target Amount is reached or is permitted to step down, a portion of the principal collections and excess interest that would otherwise have been paid to the holders of the notes will be distributed to the Owner Trust Certificates. The step down of the Overcollateralization Target Amount will have the effect of decelerating the amortization of the notes relative to the amortization of the contracts and thereby decreasing the Overcollateralization Amount.

         With respect to any payment date, the Overcollateralization Amount will be the excess of the Pool Principal Balance for that payment date over the aggregate of the note balances of the offered notes and the Class B-2 notes.

         Overcollateralization Target Amount

         The Overcollateralization Target Amount will be (i) for each payment date prior to the Stepdown Date, 14.00% of the Pool Principal Balance as of the cut-off date, (ii) for each payment date on or after the Stepdown Date provided a Trigger Event is not in effect, the lesser of (x) 14.00% of the Pool Principal Balance as of the cut-off date and (y) the greater of (1) 24.50% of the Pool Principal Balance for that payment date and (2) approximately $9,500,000, and
(iii) for each payment date on or after the Stepdown Date and on which a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding payment date. Notwithstanding the foregoing, on any payment date on which the Pool Principal Balance is less than or equal to 20% of the Pool Principal Balance as of the cut-off date, the Overcollateralization Target Amount will equal 100% of the then-current Pool Principal Balance.

         Stepdown Date

         The earlier to occur of (i) the payment date in October 2008 or (ii) the first payment date after which the aggregate note balance of the Class A notes has been reduced to zero.

OPTIONAL REDEMPTION; AUCTION SALE

         At its option, the servicer will be permitted to purchase all outstanding contracts and thereby redeem the offered notes and the Class B-2 notes, in whole but not in part, on any payment date on which the aggregate principal balance of the contracts remaining in the contract pool has been reduced to less than or equal to 20% of the aggregate principal balance of the contracts as of the cut-off date.

         If the servicer does not exercise this purchase option, then on the next payment date the indenture trustee, or an agent on its behalf, will begin an auction process to sell the contracts and the other trust assets. The indenture trustee cannot sell the trust assets and liquidate the trust pursuant to the auction process unless the proceeds of that sale are expected to be sufficient to pay the aggregate unpaid principal balance of the notes and all accrued and unpaid interest thereon.

EVENTS OF DEFAULT

         Event of Default under the indenture with respect to the offered notes will be as follows:

              a) the failure of the issuer to pay the interest payment amount due on any class and, if the Class A notes are no longer outstanding, the related liquidation loss interest amount due on the most senior class of notes outstanding, for a period of 30 days;

              b) the failure of the issuer to pay the principal of any note in full by its final stated maturity date;

              c) a default by the issuer in the observance of certain negative covenants in the indenture;

              d) a default by the issuer in the observance of any other covenant of the indenture, and the continuation of any such default for a period of 30 days after notice to the issuer by the indenture trustee or by the holders of at least 25% of the aggregate note balance of the offered notes, as applicable;

              e) any representation or warranty made by the issuer in the indenture or in any offered note or other writing delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within 30 days after notice thereof is given to the issuer by the indenture trustee or by the holders of at least 25% of the aggregate note balance of the offered notes, as applicable; or

              f) certain events of bankruptcy, insolvency, receivership or reorganization of the issuer.

LOSSES ON LIQUIDATED CONTRACTS

In the event the amount available in the payment account for any payment date is insufficient to pay the full required principal payment amount for that payment date to the noteholders, the overcollateralization amount would be reduced by the amount of that deficiency. If the overcollateralization amount were reduced to zero, further losses and delinquencies, including reductions in the principal balances of defaulted contracts as a loss mitigation effort by the servicer, would cause the aggregate outstanding principal balance of the notes to be greater than the pool principal balance. If this occurs, the amount of the deficiency, which we refer to as the "liquidation loss amount," will result in a reduction first, of the adjusted note balance of the Class B-2 notes and, then, if the note balance of the Class B-2 notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class B-1 notes and, then, if the combined note balance of the Class B-1 notes and the Class B-2 notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class M-2 notes and, then, if the combined note balance of the Class B-2 notes, the Class B-1 notes and the Class M-2 notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class M-1 notes. If the adjusted note balance of a class of notes is reduced by a liquidation loss amount, interest accruing on that class will be calculated on the lower, adjusted note balance of that class. The interest accruing on that class's liquidation loss amount each month, plus interest at the applicable note rate on any liquidation loss interest amount due on a prior payment date but not paid, will be paid to the noteholders of that class from the amount available for that payment date prior to the payment of principal on that class and prior to any payment of principal on a subordinate class. However, once a liquidation loss amount is incurred there will not be enough principal and interest on the contracts to pay first to the Class B-2 notes, second to the Class B-1 notes, third to the Class M-2 notes, and then to the Class M-1 notes and under certain loss scenarios, to the Class A notes, all principal amounts to which such notes are then entitled. Consequently, but for the effect of the overcollateralization amount, first the Class B-2 noteholders, second the Class B-1 noteholders, third the Class M-2 noteholders, fourth the Class M-1 noteholders and then the Class A noteholders will incur a loss on their investments in the amount by which a liquidated contract's liquidation proceeds, net of the related liquidation expenses, are less than its unpaid principal balance plus accrued and unpaid interest less the monthly servicing fee.

                          ORIGEN'S PERFORMANCE HISTORY


DEFAULT, DELINQUENCY AND LOSS EXPERIENCE

         The following tables set forth certain information concerning the default, delinquency and loan loss experience of the portfolio of manufactured housing installment sales contracts and residential mortgages originated and serviced by Origen Financial L.L.C., Origen Servicing, Inc. and Origen Financial, Inc. (collectively "Origen"), as of the dates shown. Because defaults, delinquencies and loan losses are affected by a variety of changing underwriting, economic, geographic, loan aging, and other factors there can be no assurance that the default, delinquency and loan loss experience of the contracts will be comparable to that set forth below.

The table below shows the cumulative defaults, which the originator defines as of the respective dates of repossession of the related manufactured homes, experienced with respect to all contracts originated by Origen, Origen Financial L.L.C. and Dynex Financial, Inc. in each of the years indicated in the columns. The results are calculated as a percentage derived by adding the unpaid principal balance of all defaulted loans originated in that year and dividing that sum by the aggregate original principal balance of all contracts originated in that year, as of the end of each quarterly measurement period.

--------------------------------------------------------------------------------------------------------
                        ORIGEN STATIC POOL CUMULATIVE DEFAULT - BY YEAR OF ORIGINATION
--------------------------------------------------------------------------------------------------------
      AGE BY
      QUARTER           1997          1998          1999       2000       2001        2002       2003
-------------------- ------------- ------------- ---------- ---------- ----------- ---------- ----------
        1               0.00%         0.00%         0.01%      0.02%      0.00%       0.00%      0.00%
        2               0.04%         0.02%         0.03%      0.14%      0.11%       0.04%      0.01%
        3               0.18%         0.18%         0.19%      0.56%      0.56%       0.17%      0.11%
        4               0.45%         0.50%         0.64%      0.88%      1.84%       0.23%      0.36%
        5               0.86%         0.95%         1.18%      1.88%      3.02%       0.39%      0.62%
        6               1.51%         1.40%         1.96%      3.23%      4.34%       0.69%      1.06%
        7               2.41%         2.23%         2.79%      5.48%      5.61%       1.19%
        8               3.41%         3.08%         3.91%      7.21%      7.39%       1.81%
        9               4.27%         3.86%         5.24%      9.17%      9.03%       2.70%
       10               5.21%         4.50%         6.06%     11.07%     10.36%       3.35%
       11               6.09%         5.23%         7.08%     12.90%     12.47%
       12               7.06%         5.99%         8.09%     15.40%     13.96%
       13               7.93%         6.88%         9.16%     16.85%     14.98%
       14               8.69%         7.60%        10.14%     18.22%     16.64%
       15               9.74%         8.50%        11.00%     19.61%
       16              10.20%         9.27%        12.10%     21.35%
       17              11.12%        10.01%        12.84%     22.86%
       18              12.00%        10.70%        13.61%     24.27%
       19              13.02%        11.56%        14.63%
       20              13.72%        12.21%        15.40%
       21              14.54%        12.87%        16.18%
       22              15.05%        13.36%        17.05%
       23              15.64%        14.04%
       24              16.07%        14.63%
       25              16.52%        15.30%
       26              16.83%        15.92%
       27              17.43%
       28              17.99%
       29              18.48%
       30              18.91%
--------------------------------------------------------------------------------------------------------

         For example, quarter 4 in column 1 represents the sum of the unpaid principal balance of defaulted loans for the first four quarters for each calendar year divided by the total original principal balance of all the loans originated in that year. For 1997 quarter 4 would be the first through fourth quarter of 1997, for 1998, quarter 4 would be the first through fourth quarters of 1998 and so on.


                                                                         DELINQUENCY EXPERIENCE
                                ----------------------------------------------------------------------------------------------------
                                                           DECEMBER 31,                                        JULY 31,
                                     2000             2001             2002             2003             2003            2004
                                 --------------   --------------   --------------   --------------   --------------  --------------
PRINCIPAL BALANCE OF ASSETS
  Total Outstanding(1)           $1,173,906,367   $1,235,538,286   $1,275,934,272   $1,294,514,018   $1,276,119,919  $1,322,722,943
     Origen
     Originations(5)             $1,052,651,068   $1,130,952,847   $1,186,104,423   $1,216,262,684   $1,193,138,076  $1,253,559,735
     Acquisitions(5)             $  121,255,299   $  104,585,439   $   89,829,849   $   78,251,335   $   82,981,844  $   69,163,208

PRINCIPAL BALANCE OF DELINQUENT ASSETS(2)
  Total 30-59 days
  past due                       $   19,524,366   $   19,720,727   $   24,457,120   $   34,298,462   $   23,602,825  $   20,360,877
     Origen
     Originations(5)             $   15,486,369   $   16,481,814   $   21,215,910   $   30,464,027   $   20,480,020  $   17,990,773
     Acquisitions(5)             $    4,037,996   $    3,238,913   $    3,241,210   $    3,834,435   $    3,122,805  $    2,370,104

  Total 60-89 days
  past due                       $    7,501,422   $    9,003,867   $   11,497,386   $   12,017,681   $    9,452,953  $    7,828,349
     Origen
     Originations(5)             $    5,977,533   $    7,956,056   $   10,167,935   $   10,242,595   $    8,145,031  $    6,651,056
     Acquisitions(5)             $    1,523,889   $    1,047,812   $    1,329,451   $    1,775,086   $    1,307,922  $    1,177,293

  Total 90 days or
  more past due(1)               $   27,785,135   $   35,828,738   $   38,910,302   $   49,789,255   $   45,014,025  $   42,599,336
     Origen
     Originations(5)             $   22,527,294   $   29,916,417   $   34,445,964   $   43,377,008   $   39,884,584  $   38,279,958
     Acquisitions(5)             $    5,257,840   $    5,912,322   $    4,464,338   $    6,412,247   $    5,129,441  $    4,319,378

TOTAL DELINQUENCY(1)
  Total Delinquency              $   54,810,922   $   64,553,332   $   74,864,808   $   96,105,398   $   78,069,803  $   70,788,562
     Origen
     Originations(5)             $   43,991,196   $   54,354,286   $   65,829,809   $   84,083,630   $   68,509,635  $   62,921,787
     Acquisitions(5)             $   10,819,726   $   10,199,046   $    9,034,999   $   12,021,768   $    9,560,168  $    7,866,775

  Total Delinquency
  Percentage(3)                         4.67%            5.22%          5.87%              7.42%            6.12%          5.35%
     Origen
     Originations(5)                    4.18%            4.81%          5.55%              6.91%            5.74%          5.02%
     Acquisitions(5)                    8.92%            9.75%         10.06%             15.36%           11.52%         11.37%

  Total Delinquency
  Percentage(4)                         3.74%            3.46%          4.13%              5.59%            4.47%          3.83%
     Origen
     Originations(5)                    3.31%            3.20%          3.90%              5.19%            4.16%          3.54%
     Acquisitions(5)                    7.50%            6.41%          7.32%             11.98%            8.89%          9.07%

---------------------------

(1) Includes contracts already in repossession and mortgage loans already in foreclosure.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, payments on a contract or mortgage loan due on the first day of the month are not 30 days delinquent until the first day of the next month.

(3) As a percentage of the principal balance of contracts and mortgage loans outstanding at month end.

(4) Excluding contracts already in repossession and mortgage loans already in foreclosure.

(5) "Origen Originations" include contracts originated by Origen itself and through retailers and loan brokers, and exclude contracts purchased in bulk acquisition transactions. "Acquisitions" include only contracts purchased in bulk acquisition transactions.

                                                                         LOAN LOSS EXPERIENCE
                                ----------------------------------------------------------------------------------------------------
                                                           DECEMBER 31,                                        JULY 31,
                                     2000             2001             2002             2003             2003            2004
                                 --------------   --------------   --------------   --------------   --------------  --------------
PRINCIPAL BALANCE OF ASSETS
   Total Outstanding(1)          $1,173,906,367   $1,235,538,286    $1,275,934,272  $1,294,514,018   $1,276,119,919  $1,322,722,943
     Origen
     Originations                $1,052,651,068   $1,130,952,847    $1,186,104,423  $1,216,262,684   $1,193,138,076  $1,253,559,735
     Acquisitions                $  121,255,299   $  104,585,439    $   89,829,849  $   78,251,335   $   82,981,844  $   69,163,208

   Gross losses(2)               $   31,478,611   $   43,073,880    $   51,264,609  $   47,900,139   $   27,185,736  $   33,117,125
     Origen
     Originations                $   24,014,573   $   34,753,380    $   42,619,509  $   41,979,419   $   23,436,481  $   28,533,204
     Acquisitions                $    7,464,038   $    8,320,500    $    8,645,100  $    5,920,721   $    3,749,256  $    4,583,921

   Net losses(3)                 $   27,992,727   $   39,209,826    $   46,297,922  $   43,082,160   $   24,461,040  $   29,325,049
     Origen
     Originations                $   21,427,889   $   31,711,968    $   38,529,894  $   37,749,126   $   21,062,341  $   25,294,853
     Acquisitions                $    6,564,838   $    7,497,858    $    7,768,028  $    5,333,034   $    3,398,700  $    4,030,195

   Gross losses(2)                      2.68%            3.49%             4.02%           3.70%            2.13%        2.50%
     Origen
     Originations(4)                    2.28%            3.07%             3.59%           3.45%            1.96%        2.28%
     Acquisitions(4)                    6.16%            7.96%             9.62%           7.57%            4.52%        6.63%

   Net losses(3)                        2.38%            3.17%             3.63%           3.33%            1.92%        2.22%
     Origen
     Originations(4)                    2.04%            2.80%             3.25%           3.10%            1.77%        2.02%
     Acquisitions(4)                    5.41%            7.17%             8.65%           6.82%            4.10%        5.83%

-----------------------

(1) Includes contracts already in repossession and mortgage loans already in foreclosure.

(2) The gross loss numbers in any column indicate the total amount of gross losses incurred on the described contracts during the year indicated at the top of the column through December 31 or July 31 of that year (as indicated at the top of the column). The calculation of gross losses includes the principal balance of the contract at the time of repossession plus accrued interest up to the date of disposition of the repossessed unit plus all expenses of repossession and liquidation less the proceeds from asset liquidation. Losses incurred during the applicable 12-month or 7-month period are expressed as a percentage of the total principal balance of contracts being serviced at period end.

(3) The net loss numbers in any column indicate the total amount of net losses incurred on the described contracts during the year indicated at the top of the column, through December 31 or July 31 of that year (as indicated at the top of the column). The calculation of net losses includes the principal balance of the contract at the time of repossession plus all expenses of repossession and liquidation less the proceeds from asset liquidation. Losses incurred during the applicable 12-month or 7-month period are expressed as a percentage of the total principal balance of contracts being serviced at period end.

(4) "Origen Originations" include contracts originated by Origen itself and through retailers and loan brokers, and exclude contracts purchased in bulk acquisition transactions. "Acquisitions" include only contracts purchased in bulk acquisition transactions.

                                THE CONTRACT POOL


                              SUMMARY OF CONTRACTS

       Statistical Cut-Off Date:                                                            July 31, 2004
       Number of Initial Contracts:                                                                 4,409
       Aggregate Principal Balance                                                        $199,231,555.83

       States with more than 5% of the contracts, by principal balance:              California:   28.34%
                                                                                          Texas:   12.76%
                                                                                       Michigan:    5.84%
       Percentage of New / Percentage of Used:                                            66.50% / 33.50%
       Weighted Average LTV:                                                                       85.31%
       LTV Ratio Range:                                                                 12.67% to 100.00%
       Weighted Average LTI:                                                                      133.13%
       Current Principal Balance Range:                                          $8,173.58 to $200,695.86
       Average Current Principal Balance:                                                      $45,187.47
       Contract Rates Range:                                                            4.990% to 16.500%
       Weighted Average Contract Rate:                                                             9.660%
       Weighted Average Remaining Term to Stated Maturity:                                     226 months
       Remaining Term to Stated Maturity Range:                                   52 months to 360 months
       Weighted Average Original Months to Maturity:                                           233 months
       Original Months to Maturity Range:                                         74 months to 360 months
       Latest Maturity Date:                                                             November 1, 2034
       Weighted Average Credit Score:                                                                 718

                 GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                                                              % OF CONTRACT POOL
                                                 NUMBER OF          AGGREGATE PRINCIPAL         BY OUTSTANDING
                                              CONTRACTS AS OF       BALANCE OUTSTANDING      PRINCIPAL BALANCE AS
                                                STATISTICAL          AS OF STATISTICAL          OF STATISTICAL
                 STATES                       CALCULATION DATE        CALCULATION DATE         CALCULATION DATE
                 ------                       ----------------        ----------------         ----------------
Alabama...............................                162               $  5,697,838.89               2.86%
Arizona...............................                 76                  3,461,911.57               1.74
Arkansas..............................                101                  3,690,870.23               1.85
California............................                785                 56,465,441.68              28.34
Colorado..............................                 64                  2,388,848.66               1.20
Delaware..............................                 11                    333,909.24               0.17
Florida...............................                117                  4,881,234.56               2.45
Georgia...............................                166                  7,104,783.57               3.57
Idaho.................................                 34                  1,254,444.90               0.63
Illinois..............................                 22                    737,400.72               0.37
Indiana...............................                 67                  2,286,405.86               1.15
Iowa..................................                 18                    494,575.03               0.25
Kansas................................                 39                  1,495,342.44               0.75
Kentucky..............................                 51                  1,954,565.66               0.98
Louisiana.............................                 79                  2,807,986.11               1.41
Maryland..............................                 11                    484,899.67               0.24
Michigan..............................                333                 11,625,536.73               5.84
Minnesota.............................                 79                  2,930,868.40               1.47
Mississippi...........................                129                  4,731,433.69               2.37
Missouri..............................                 55                  1,832,607.15               0.92
Montana...............................                 21                    851,194.49               0.43
Nebraska..............................                  2                     77,231.08               0.04
Nevada................................                 21                    704,985.77               0.35
New Mexico............................                110                  4,896,237.81               2.46
New York..............................                246                  9,930,296.53               4.98
North Carolina........................                115                  4,860,888.07               2.44
North Dakota..........................                  4                    188,050.75               0.09
Ohio..................................                118                  3,277,556.29               1.65
Oklahoma..............................                192                  8,536,100.99               4.28
Oregon................................                112                  4,955,261.87               2.49
Pennsylvania..........................                104                  3,930,783.49               1.97
South Carolina........................                131                  5,538,142.60               2.78
South Dakota..........................                  8                    359,840.39               0.18
Tennessee.............................                 66                  2,703,881.45               1.36
Texas.................................                614                 25,418,625.55              12.76
Utah..................................                 11                    379,837.34               0.19
Virginia..............................                 34                  1,449,107.52               0.73
Washington............................                 71                  3,434,841.02               1.72
West Virginia.........................                  7                    286,278.23               0.14
Wisconsin.............................                 10                    303,807.08               0.15
Wyoming...............................                 13                    487,702.75               0.24
                                                    -----               ---------------             ------
        Total.........................              4,409               $199,231,555.83             100.00%
                                                    =====               ===============             ======

                        YEAR OF ORIGINATION OF CONTRACTS


                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
                                                        STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
               YEAR OF ORIGINATION                   CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
               -------------------                   ----------------       ----------------       ----------------
1998...........................................               40              $  1,137,798.68             0.57%
1999...........................................              244                 8,608,369.64             4.32
2000...........................................               28                 1,117,213.77             0.56
2001...........................................                7                   324,890.42             0.16
2002...........................................              116                 4,705,860.48             2.36
2003...........................................            1,417                64,404,960.75            32.33
2004...........................................            2,557               118,932,462.09            59.70
                                                           -----              ---------------           ------
     Total.....................................            4,409              $199,231,555.83           100.00%
                                                           =====              ===============           ======



                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
            RANGE OF ORIGINAL CONTRACT                  STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
               AMOUNTS (IN DOLLARS)                  CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
               --------------------                  ----------------       ----------------       ----------------
Less than $10,000.01...........................                2                   $17,236.68              0.01%
$10,000.01 to $20,000.00.......................              451                 6,896,237.56              3.46
$20,000.01 to $30,000.00.......................              784                19,421,037.94              9.75
$30,000.01 to $40,000.00.......................              887                30,331,204.09             15.22
$40,000.01 to $50,000.00.......................              721                31,771,278.57             15.95
$50,000.01 to $60,000.00.......................              612                33,018,789.47             16.57
$60,000.01 to $70,000.00.......................              399                25,481,783.22             12.79
$70,000.01 to $80,000.00.......................              207                15,243,409.86              7.65
$80,000.01 to $90,000.00.......................              110                 9,165,062.50              4.60
$90,000.01 to $100,000.00......................               76                 7,143,309.08              3.59
$100,000.01 to $110,000.00.....................               36                 3,745,047.38              1.88
$110,000.01 to $120,000.00.....................               28                 3,195,654.24              1.60
$120,000.01 to $130,000.00.....................               27                 3,359,092.39              1.69
$130,000.01 to $140,000.00.....................               19                 2,551,076.87              1.28
$140,000.01 to $150,000.00.....................               19                 2,733,337.38              1.37
$150,000.01 to $160,000.00.....................               11                 1,671,173.53              0.84
$160,000.01 or greater.........................               20                 3,486,825.07              1.75
                                                           -----              ----------------           ------
     Total.....................................            4,409              $199,231,555.83            100.00%
                                                           =====              ===============            ======

The largest original contract amount is $201,920.37, which represents 0.10% of the aggregate principal balance of the contracts as of the statistical calculation date.

                 DISTRIBUTION OF REMAINING AMOUNTS FOR CONTRACTS

                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
           RANGE OF REMAINING CONTRACT                  STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
               AMOUNTS (IN DOLLARS)                  CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
               --------------------                  ----------------       ----------------       ----------------
Less than $10,000.01...........................                8          $       72,165.90                0.04%
$10,000.01 to $20,000.00.......................              489               7,658,571.67                3.84
$20,000.01 to $30,000.00.......................              807              20,466,069.58               10.27
$30,000.01 to $40,000.00.......................              886              30,932,212.55               15.53
$40,000.01 to $50,000.00.......................              715              32,162,046.58               16.14
$50,000.01 to $60,000.00.......................              591              32,410,808.09               16.27
$60,000.01 to $70,000.00.......................              383              24,796,312.95               12.45
$70,000.01 to $80,000.00.......................              194              14,436,018.77                7.25
$80,000.01 to $90,000.00.......................              105               8,858,250.46                4.45
$90,000.01 to $100,000.00......................               74               6,986,404.30                3.51
$100,000.01 to $110,000.00.....................               36               3,769,776.82                1.89
$110,000.01 to $120,000.00.....................               30               3,456,902.30                1.74
$120,000.01 to $130,000.00.....................               24               3,009,666.20                1.51
$130,000.01 to $140,000.00.....................               19               2,558,892.07                1.28
$140,000.01 to $150,000.00.....................               22               3,192,093.06                1.60
$150,000.01 to $160,000.00.....................                8               1,234,661.98                0.62
$160,000.01 or greater.........................               18               3,230,702.55                1.62
                                                           -----            ---------------              ------
     Total.....................................            4,409            $199,231,555.83              100.00%
                                                           =====            ===============              =======

The average outstanding principal balance of the contracts included in the statistical pool, as of the statistical calculation date, was $45,187.47 and the outstanding principal balances of the contracts included in the statistical pool ranged from $8,173.58 to $200,695.86 as of the statistical calculation date.


           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS


                                                                                          % OF CONTRACT POOL BY
                                            NUMBER OF           AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                         CONTRACTS AS OF        BALANCE OUTSTANDING             BALANCE AS
                                           STATISTICAL           AS OF STATISTICAL            OF STATISTICAL
   RANGE OF LOAN-TO-VALUE RATIOS        CALCULATION DATE          CALCULATION DATE           CALCULATION DATE
   -----------------------------        ----------------          ----------------           ----------------
Not Calculated(1)....................            367                $17,132,262.74                   8.60%
10.01%        -  15.00%..............              3                     56,222.25                   0.03
15.01%        -  20.00%..............              4                     91,847.71                   0.05
20.01%        -  25.00%..............              4                    145,021.29                   0.07
25.01%        -  30.00%..............             13                    399,997.56                   0.20
30.01%        -  35.00%..............             19                    619,549.37                   0.31
35.01%        -  40.00%..............             24                    828,307.31                   0.42
40.01%        -  45.00%..............             25                  1,116,416.72                   0.56
45.01%        -  50.00%..............             35                  1,281,366.17                   0.64
50.01%        -  55.00%..............             69                  2,878,413.41                   1.44
55.01%        -  60.00%..............             49                  2,056,718.20                   1.03
60.01%        -  65.00%..............             80                  3,405,117.57                   1.71
65.01%        -  70.00%..............             98                  4,262,625.97                   2.14
70.01%        -  75.00%..............            126                  5,891,133.82                   2.96
75.01%        -  80.00%..............            253                 12,419,075.66                   6.23
80.01%        -  85.00%..............            506                 22,057,516.75                  11.07
85.01%        -  90.00%..............            913                 41,348,525.48                  20.75
90.01%        -  95.00%..............          1,255                 57,880,078.76                  29.05
95.01%        -  100.00%............             566                 25,361,359.09                  12.73
                                               -----               ---------------                 ------
                                               4,409               $199,231,555.83                 100.00%
                                               =====               ===============                 ======

The weighted average original loan-to-value ratio of the contracts included in the statistical pool, as of the statistical calculation date, was 85.31%.

(1) Loan-to-value ratios are not calculated for chattel-only contracts originated as part of rate and term refinancings.

          DISTRIBUTION OF ORIGINAL LOAN-TO-INVOICE RATIOS OF CONTRACTS


                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
                                                        STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
         RANGE OF LOAN-TO-INVOICE RATIOS             CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
         -------------------------------             ----------------       ----------------       ----------------
Not Calculated(1)..............................             807           $    55,300,084.79              27.76%
00.01% to 25.00%...............................               2                    28,517.72               0.01
25.01% to 50.00%...............................              26                   485,985.64               0.24
50.01% to 75.00%...............................             211                 4,991,880.46               2.51
75.01% to 100.00%..............................             516                14,616,204.93               7.34
100.01% to 110.00%.............................             320                11,228,158.75               5.64
110.01% to 120.00%.............................             403                16,075,978.93               8.07
120.01% to 130.00%.............................             472                20,272,747.76              10.18
130.01% to 140.00%.............................             507                22,827,175.70              11.46
140.01% to 150.00%.............................             475                21,850,956.82              10.97
150.01% to 160.00%.............................             293                13,610,075.98               6.83
160.01% to 170.00%.............................             168                 7,496,796.43               3.76
170.01% to 180.00%.............................              86                 3,902,754.02               1.96
180.01% to 190.00%.............................              31                 1,390,437.44               0.70
190.01% to 200.00%.............................              14                   647,890.71               0.33
200.01% or greater.............................              78                 4,505,909.75               2.26
                                                          -----              ---------------             ------
     Total.....................................           4,409              $199,231,555.83             100.00%
                                                          =====              ===============             ======

The weighted average original ratio of loan amounts to manufacturer's invoice price for the related manufactured homes, for the contracts included in the statistical pool for which loan-to-invoice ratios were calculated, as of the statistical calculation date, was 133.13%.

(1) Contracts for which loan-to-invoice ratios are not calculated consist of contracts for which the loan amounts are determined based on appraisals, including land home contracts and contracts originated under the Comparable Appraisal Program.


                       CURRENT CONTRACT RATE FOR CONTRACTS

                                                                                                 % OF CONTRACT POOL
                                                        NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                     CONTRACTS AS OF   BALANCE OUTSTANDING AS    PRINCIPAL BALANCE
                                                       STATISTICAL         OF STATISTICAL        AS OF STATISTICAL
             RANGE OF CONTRACT RATES                CALCULATION DATE      CALCULATION DATE        CALCULATION DATE
             -----------------------                ----------------      ----------------        ----------------
 4.000%    -  4.999%..............................              37      $     1,148,933.68                0.58%
 5.000%    -  5.999%..............................               9              693,685.40                0.35
 6.000%    -  6.999%..............................             112            7,068,041.42                3.55
 7.000%    -  7.999%..............................             292           16,425,441.66                8.24
 8.000%    -  8.999%..............................             848           47,690,826.62               23.94
 9.000%    -  9.999%..............................           1,067           54,583,113.37               27.40
10.000%    -  10.999%.............................             752           31,197,039.82               15.66
11.000%    -  11.999%.............................             523           18,292,822.31                9.18
12.000%    -  12.999%.............................             385           12,436,022.64                6.24
13.000%    -  13.999%.............................             231            6,356,964.66                3.19
14.000%    -  14.999%.............................             119            2,674,964.57                1.34
15.000%    -  15.999%.............................              29              579,171.68                0.29
16.000%    -  16.999%.............................               5               84,528.00                0.04
                                                             -----         ---------------              ------
     Total.......................................            4,409         $199,231,555.83              100.00%
                                                             =====         ===============              ======

The contract rate on the contracts included in the statistical pool ranged from 4.990% to 16.500% with a weighted average of approximately 9.660%.

                    ORIGINAL MONTHS TO MATURITY OF CONTRACTS


                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
             RANGE OF ORIGINAL MONTHS                   STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
                   TO MATURITY                       CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
                   -----------                       ----------------       ----------------       ----------------
61 to 90.......................................               54             $    833,370.02               0.42%
91 to 120......................................              300                7,381,077.57               3.70
121 to 150.....................................               64                1,805,146.89               0.91
151 to 180.....................................            1,151               35,114,465.40              17.62
181 to 210.....................................               97                5,439,187.55               2.73
211 to 240.....................................            2,355              126,157,217.29              63.32
271 to 300.....................................              166                6,895,064.90               3.46
331 to 360.....................................              222               15,606,026.21               7.83
                                                           -----             ---------------             ------
     Total.....................................            4,409             $199,231,555.83             100.00%
                                                           =====             ===============             ======


                    REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
            RANGE OF REMAINING MONTHS                   STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
                   TO MATURITY                       CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
                   -----------                       ----------------       ----------------       ----------------

31 to 60.......................................                4             $     49,053.35               0.02%
61 to 90.......................................               59                  920,246.57               0.46
91 to 120......................................              303                7,464,408.65               3.75
121 to 150.....................................               90                2,358,582.13               1.18
151 to 180.....................................            1,143               35,084,831.29              17.61
181 to 210.....................................              133                6,263,749.58               3.14
211 to 240.....................................            2,346              126,558,751.03              63.52
241 to 270.....................................               57                2,235,630.17               1.12
271 to 300.....................................               52                2,690,276.85               1.35
301 to 330.....................................              103                4,861,692.34               2.44
331 to 360.....................................              119               10,744,333.87               5.39
                                                           -----             ---------------             ------
     Total.....................................            4,409             $199,231,555.83             100.00%
                                                           =====             ===============             ======

The contracts included in the statistical pool have remaining maturities, as of the statistical calculation date, of at least 52 months but not more than 360 months and original maturities of at least 74 months but not more than 360 months, and a weighted average remaining term to scheduled maturity, as of the statistical calculation date, of 226 months.



                                    UNIT TYPE

                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
                                                        STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
                    UNIT TYPE                        CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
                    ---------                        ----------------       ----------------       ----------------
Unknown........................................                3             $    184,936.63              0.09%
Multi-section home.............................            3,199              168,737,978.16             84.69
Single-section home............................            1,207               30,308,641.04             15.21
                                                           -----           -----------------           -------
     Total.....................................            4,409             $199,231,555.83            100.00%
                                                           =====             ===============            ======

                                  PROPERTY TYPE

                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
                                                        STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
                  PROPERTY TYPE                      CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
                  -------------                      ----------------       ----------------       ----------------
Land Home......................................               69           $    5,382,985.81              2.70%
Home only......................................            4,340              193,848,570.02             97.30
                                                           -----             ---------------            ------
     Total.....................................            4,409             $199,231,555.83            100.00%
                                                           =====             ===============            ======



                                  LOAN PURPOSE

                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
                                                        STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
                     PURPOSE                         CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
                     -------                         ----------------       ----------------       ----------------
Purchase of New Home...........................               2,411           $125,285,640.86             62.88%
Purchase of Repossessed Home...................                 184              6,913,501.43              3.47
Purchase of Used Home..........................               1,447             49,900,150.80             25.05
Refinance......................................                 367             17,132,262.74              8.60
                                                              -----         -----------------           -------
     Total.....................................               4,409           $199,231,555.83            100.00%
                                                              =====           ===============            ======



                            CREDIT SCORE OF CONTRACTS

                                                                                                  % OF CONTRACT POOL
                                                         NUMBER OF        AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                      CONTRACTS AS OF     BALANCE OUTSTANDING     PRINCIPAL BALANCE
                                                        STATISTICAL        AS OF STATISTICAL      AS OF STATISTICAL
              RANGE OF CREDIT SCORES                 CALCULATION DATE       CALCULATION DATE       CALCULATION DATE
              ----------------------                 ----------------       ----------------       ----------------

Unknown.............................                            67              $2,157,363.22              1.08%
451 - 500.............................                           2                  76,349.67              0.04
501 - 550.............................                          36               1,188,636.56              0.60
551 - 600.............................                          82               2,934,715.93              1.47
601 - 650.............................                         493              19,929,595.01             10.00
651 - 700.............................                       1,093              47,538,371.64             23.86
701 - 750.............................                       1,375              64,266,790.48             32.26
751 - 800.............................                         997              49,129,400.84             24.66
801 - 850.............................                         260              11,891,194.81              5.97
851 - 890.............................                           4                 119,137.67              0.06
                                                             -----            ---------------            ------
                                                             4,409            $199,231,555.83            100.00%
                                                             =====            ===============            ======

The contracts included in the statistical pool have a weighted average credit score of 718.

                               DECLINATION TABLES

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-1
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%     100%     150%     200%     250%     300%
-----------------                           -----    ----     ----     ----     ----     ----
Initial Percentage .....................     100%     100%     100%     100%     100%     100%
September 2005 .........................      89       70       60       50       40       31
September 2006 .........................      79       39       19        0        0        0
September 2007 .........................      68        8        0        0        0        0
September 2008 .........................      56        0        0        0        0        0
September 2009 .........................      43        0        0        0        0        0
September 2010 .........................      28        0        0        0        0        0
September 2011 .........................      12        0        0        0        0        0
September 2012 .........................       0        0        0        0        0        0

Weighted Average Life (Years) ..........    4.23     1.63     1.24     1.00     0.84     0.72
Weighted Average Maturity (Years) ......    4.23     1.63     1.24     1.00     0.84     0.72


          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-2
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%     100%     150%     200%     250%     300%
-----------------                           -----    ----     ----     ----     ----     ----
Initial Percentage .....................     100%     100%     100%     100%     100%     100%
September 2005 .........................     100      100      100      100      100      100
September 2006 .........................     100      100      100      100       79       59
September 2007 .........................     100      100       78       48       20        0
September 2008 .........................     100       77       38        3        0        0
September 2009 .........................     100       45        7        0        0        0
September 2010 .........................     100       15        0        0        0        0
September 2011 .........................     100        2        0        0        0        0
September 2012 .........................      93        0        0        0        0        0
September 2013 .........................      70        0        0        0        0        0
September 2014 .........................      45        0        0        0        0        0
September 2015 .........................      18        0        0        0        0        0
September 2016 .........................       2        0        0        0        0        0
September 2017 .........................       0        0        0        0        0        0

Weighted Average Life (Years) ..........    9.79     4.89     3.75     3.00     2.50     2.14
Weighted Average Maturity (Years) ......    9.79     4.89     3.75     3.00     2.50     2.14

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-3
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                            0%       100%     150%     200%     250%     300%
-----------------                          ------    -----    -----    -----    -----    -----
Initial Percentage .....................     100%     100%     100%     100%     100%     100%
September 2005 .........................     100      100      100      100      100      100
September 2006 .........................     100      100      100      100      100      100
September 2007 .........................     100      100      100      100      100       84
September 2008 .........................     100      100      100      100       23        0
September 2009 .........................     100      100      100       82       23        0
September 2010 .........................     100      100       87       48       15        0
September 2011 .........................     100      100       57       18        0        0
September 2012 .........................     100       78       30        0        0        0
September 2013 .........................     100       52        6        0        0        0
September 2014 .........................     100       28        0        0        0        0
September 2015 .........................     100        4        0        0        0        0
September 2016 .........................     100        0        0        0        0        0
September 2017 .........................      73        0        0        0        0        0
September 2018 .........................      46        0        0        0        0        0
September 2019 .........................      22        0        0        0        0        0
September 2020 .........................       0        0        0        0        0        0

Weighted Average Life (Years) ..........   13.90     9.11     7.32     6.00     4.25     3.24
Weighted Average Maturity (Years) ......   13.90     9.11     7.32     6.00     4.25     3.24

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-4
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%     100%     150%     200%     250%     300%
-----------------                          ------   -----     ----     ----     ----     ----
Initial Percentage .....................     100%     100%     100%     100%     100%     100%
September 2005 .........................     100      100      100      100      100      100
September 2006 .........................     100      100      100      100      100      100
September 2007 .........................     100      100      100      100      100      100
September 2008 .........................     100      100      100      100      100       60
September 2009 .........................     100      100      100      100      100       60
September 2010 .........................     100      100      100      100      100       60
September 2011 .........................     100      100      100      100       90       60
September 2012 .........................     100      100      100       95       72        0
September 2013 .........................     100      100      100       78        0        0
September 2014 .........................     100      100       88        0        0        0
September 2015 .........................     100      100       73        0        0        0
September 2016 .........................     100       86        0        0        0        0
September 2017 .........................     100       70        0        0        0        0
September 2018 .........................     100        0        0        0        0        0
September 2019 .........................     100        0        0        0        0        0
September 2020 .........................      97        0        0        0        0        0
September 2021 .........................      76        0        0        0        0        0
September 2022 .........................       0        0        0        0        0        0

Weighted Average Life (Years) ..........   17.13    12.81    10.96     9.31     7.93     5.81
Weighted Average Maturity (Years) ......   17.45    13.38    11.49     9.84     8.44     6.15

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS M-1
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%     100%     150%     200%     250%     300%
-----------------                          ------   -----     ----     ----     ----     ----
Initial Percentage .....................     100%     100%     100%     100%     100%     100%
September 2005 .........................     100      100      100      100      100      100
September 2006 .........................     100      100      100      100      100      100
September 2007 .........................     100      100      100      100      100      100
September 2008 .........................     100      100      100      100      100      100
September 2009 .........................     100      100       96       82       92      100
September 2010 .........................     100      100       84       69       57       80
September 2011 .........................     100       91       73       58       46       48
September 2012 .........................     100       81       63       48       37        0
September 2013 .........................     100       71       53       40        0        0
September 2014 .........................     100       62       45        0        0        0
September 2015 .........................     100       53       37        0        0        0
September 2016 .........................      91       44        0        0        0        0
September 2017 .........................      79       36        0        0        0        0
September 2018 .........................      69        0        0        0        0        0
September 2019 .........................      59        0        0        0        0        0
September 2020 .........................      49        0        0        0        0        0
September 2021 .........................      39        0        0        0        0        0
September 2022 .........................       0        0        0        0        0        0

Weighted Average Life (Years) ..........   15.32    10.73     8.95     7.51     6.71     6.64
Weighted Average Maturity (Years) ......   15.73    11.53     9.67     8.24     7.42     7.43

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS M-2
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%     100%     150%     200%     250%     300%
-----------------                          ------   -----     ----     ----     ----     ----
Initial Percentage .....................     100%     100%     100%     100%     100%     100%
September 2005 .........................     100      100      100      100      100      100
September 2006 .........................     100      100      100      100      100      100
September 2007 .........................     100      100      100      100      100      100
September 2008 .........................     100      100      100      100      100      100
September 2009 .........................     100      100       96       82       70       95
September 2010 .........................     100      100       84       69       57       46
September 2011 .........................     100       91       73       58       46       36
September 2012 .........................     100       81       63       48       37        0
September 2013 .........................     100       71       53       40        0        0
September 2014 .........................     100       62       45        0        0        0
September 2015 .........................     100       53       37        0        0        0
September 2016 .........................      91       44        0        0        0        0
September 2017 .........................      79       36        0        0        0        0
September 2018 .........................      69        0        0        0        0        0
September 2019 .........................      59        0        0        0        0        0
September 2020 .........................      49        0        0        0        0        0
September 2021 .........................      39        0        0        0        0        0
September 2022 .........................       0        0        0        0        0        0

Weighted Average Life (Years) ..........   15.32    10.73     8.95     7.50     6.54     6.07
Weighted Average Maturity (Years) ......   15.85    11.79     9.96     8.50     7.52     6.98

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS B-1
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%     100%     150%     200%     250%     300%
-----------------                          ------   -----    -----     ----     ----     ----
Initial Percentage .....................     100%     100%     100%     100%     100%     100%
September 2005 .........................     100      100      100      100      100      100
September 2006 .........................     100      100      100      100      100      100
September 2007 .........................     100      100      100      100      100      100
September 2008 .........................     100      100      100      100      100      100
September 2009 .........................     100      100       96       82       70       59
September 2010 .........................     100      100       84       69       57       46
September 2011 .........................     100       91       73       58       46       36
September 2012 .........................     100       81       63       48       37        0
September 2013 .........................     100       71       53       40        0        0
September 2014 .........................     100       62       45        0        0        0
September 2015 .........................     100       53       37        0        0        0
September 2016 .........................      91       44        0        0        0        0
September 2017 .........................      79       36        0        0        0        0
September 2018 .........................      69        0        0        0        0        0
September 2019 .........................      59        0        0        0        0        0
September 2020 .........................      49        0        0        0        0        0
September 2021 .........................      39        0        0        0        0        0
September 2022 .........................       0        0        0        0        0        0

Weighted Average Life (Years) ..........   15.32    10.73     8.95     7.50     6.49     5.89
Weighted Average Maturity (Years) ......   15.94    11.98    10.19     8.70     7.68     7.00